EXHIBIT 99.36

mission data compare

Data Compare Summary (Total)

Verus 2022-5

Run Date - 4/20/2022 14:25:00 PM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	7	80	8.75%	Tape value include borrower first and middle name.
Borrower Last Name	0	80	0.00%
Coborrower First Name	0	80	0.00%
Coborrower Last Name	0	80	0.00%
# of Units	0	80	0.00%
Contract Sales Price	0	80	0.00%
Debt Service Coverage Ratio	46	80	57.50%	All variances were the result of rounding differences or other variations in what was captured from the credit reports. Mission verified all captured DSCR ratios met Guidelines.
Borrower Qualifying FICO	0	80	0.00%
Borrower Qualifying DTI	7	80	8.75%	All variances were the result of rounding differences or other slight variations in debts that were captured from the credit reports. Mission verified all captured DTI scores met Guidelines.
Borrower Total Income	0	80	0.00%
Occupancy	0	80	0.00%
First Payment Date	2	80	2.50%	We are unable to determine variance in tape dates. In all cases Mission verified initial payment date from the Promissory Note.
Primary Appraised Value for LTV	5	80	6.25%	We used the ASF designated waterfall which resulted in a tiered waterfall for values. The variances are the result of lower values from either purchase contracts or secondary valuations. on thi sloan the tape data used Appraisal rather than the lower sales price. Mission verified that the lower valuation met guideline requirement.
Note Date	0	80	0.00%	We are unable to determine variance in tape dates. In all cases Mission verified Note date from the Promissory Note.
Note Type	0	80	0.00%
Original Note Interest Rate	0	80	0.00%
First Interest Rate Change Date	0	80	0.00%
Original Loan Amount	0	80	0.00%
Original LTV	5	80	6.25%	Mission verified in each case that the lower LTV met guideline requirements or an exception with compensating factors was present.
Original P&I	0	80	0.00%
Property Type	16	80	20.00%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements with verification from the property appraisal.
Purpose	0	80	0.00%
Refi Purpose	6	80	7.50%	Refi Purpose variations were a result of enumeration differences between the client bid tape and ASF Refi purpose designations. Mission verified in each case that the refi purpose met guideline requirements with verification from the property appraisal.
Property Street	0	80	0.00%
Property City	0	80	0.00%
Property State	0	80	0.00%
Property Zip	0	80	0.00%